INTER
PUBLIC
GROUP

Investor Presentation

September 2004

Five Strategic Priorities

- Accelerate Organic Growth
- Attract and Retain World Class Talent
- Stabilize and Strengthen Financial Condition
- Develop Improved Financial Reliability, Accountability and Transparency
- Drive Margin Improvement

INTER
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Key Metrics

INTER
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- Peer-level Organic Growth
- Competitive 12-15% Operating Margin
- Debt to Capital < 50%
- Debt to EBITDA < 2.0x
- Interest Coverage > 8.0x

We are unable to provide a reconciliation of future EBITDA targets to the most directly comparable GAAP measures, net income and operating income, because certain items are out of our control and/or cannot be reasonably predicted, including future interest rates, restructuring charges, tax rates, and other matters discussed as risk factors and in the cautionary statements about forward looking statements in our filings with the SEC.

Rapidly Moving Toward a Growth Culture

INTER PUBLIC GROUP

- Focus on connecting our companies
  - → Chief Collaboration Officer
  - → Collaboration tool-kit/website
  - → "Growth Gang" communities
  - → Organic Growth Initiative
- Retention of significant accounts
- 150+ active collaborative projects and 69 awarded under Organic Growth Initiative
- In one year, a 15% increase in clients using more than one Interpublic resource

Improved Organic Revenue Performance



Organic Revenue % Change from Year-Ago
0.3%
-0.6%
-1.1%
-3.1%
-4.5%
-6.0%
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

For detailed reconciliation see the appendix to this presentation

INTER PUBLIC GROUP

Five Strategic Priorities

INTER
PUBLIC
GROUP

1. Accelerate Organic Growth
2. **Attract and Retain World Class Talent**
3. Stabilize and Strengthen Financial Condition
4. Develop Improved Financial Reliability, Accountability and Transparency
5. Drive Margin Improvement

New Leadership Strength

Interpubic

Chairman
EVP, Chief Financial Officer
EVP, International Operations
EVP, Human Resources
VP, Chief Accounting Officer
VP, Shared Services

Operating Units

McCann

CEO, Worldwide
CFO, Worldwide
CEO, Europe
Finance Director, Europe
Creative Director, Europe
CEO, MRM New York

Partnership

CEO, Lowe Worldwide
COO, Lowe Worldwide
CMO, Lowe Worldwide
CEO, Lowe London
CEO, Lowe France

FCB Group

CEO, New York
Creative Director, New York
Chairman, Chicago
Co-CEOs, Chicago

INTER PUBLIC GROUP

Five Strategic Priorities

INTER PUBLIC GROUP

1. Accelerate Organic Growth
2. Attract and Retain World Class Talent
3. **Stabilize and Strengthen Financial Condition**
4. Develop Improved Financial Reliability, Accountability and Transparency
5. Drive Margin Improvement

Strengthening Financial Condition

Aggressively Resolving Issues	Action
• Shareholder litigation	Settlement reached
• Divesting non-strategic assets	NFO – Sold Motorsports – Go-karts – Motorcycle Circuit – Racetracks – F1/Silverstone*
• Divested non-strategic investments	Taylor Nelson Modem Media
• Debt Maturity Profile	Zero Coupon – Refinanced Concurrent Equity offering / Redemption of Notes due 2004 – completed

*Option to exit Silverstone by year-end

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Selected Balance Sheet Items

Improved by all measures from a year ago

($ in Millions)	June 30, 2004	December 31, 2003	Adjusted December 31, 2003*	June 30, 2003
Cash & Cash Equivalents	$ 1,434.3	$ 2,005.7	$ 1,761.6	$ 700.1
Total Debt	2,224.1	2,474.3	2,230.2	2,716.6
Net Debt	$ 789.8	$ 468.6	$ 468.6	$ 2,016.5
Debt as a % of Capital	46.5%	48.7%	46.1%	55.0%
Stockholders' Equity	$ 2,562.4	$ 2,605.9	$ 2,605.9	$ 2,225.5

* Adjusted December 31, 2003 excludes the $244.1 of Subordinated Convertible Notes due 2004 which were redeemed on January 20, 2004 and the cash effects of the redemption. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing periods because it provides a more meaningful comparison.

Five Strategic Priorities

1. Accelerate Organic Growth
2. Attract and Retain World Class Talent
3. Stabilize and Strengthen Financial Condition
4. **Develop Improved Financial Reliability, Accountability and Transparency**
5. Drive Margin Improvement

INTER PUBLIC GROUP

Increased Financial Reliability and Accountability

INTER PUBLIC GROUP

- Improving reporting and forecasting
  - → Quality
  - → Speed
- Migrating control oversight from operating units to corporate
- Aligned divisional CFOs to IPG corporate finance

Sarbanes-Oxley Compliance

- Remediating Pre-existing Control Weakness
  - Processes in place support financial reporting integrity
  - Significant investments to drive process
- SOX assessments scheduled for second-half 2004
  - Internal control report with material weakness is not "non-compliance"
- Addressing 800+ reporting entities
  - Streamlining for the future

INTER PUBLIC GROUP

Five Strategic Priorities

1. Accelerate Organic Growth
2. Attract and Retain World Class Talent
3. Stabilize and Strengthen Financial Condition
4. Develop Improved Improve Financial Reliability, Accountability and Transparency
5. **Drive Margin Improvement**

INTER PUBLIC GROUP

"Why Doesn't The Company Provide Guidance?"

INTER PUBLIC GROUP

- Prior to reinstating period guidance:
  - → Complete restructuring program
  - → Remediate the control environment
  - → Emerge from Sarbanes-Oxley investment period
- Margin performance not a linear progression

Adjusted Operating Margin YTD

Goal is to emerge from turnaround period with run-rate 12%-15% competitive operating margin

Year to Date June 30, 2004: % to Period Revenue


1.6%
2.2%
0.4%
0.3%
2.7%
7.2%
6.7%
Operating Margin Reported
Restructuring Charge
Restructuring in O&G
Asset Impairment Charge
Motor-sports Charge
Operating Margin Before Charges 2004
Operating Margin Before Charges 2003

For detailed reconciliation see the appendix to this presentation

INTER PUBLIC GROUP

First Half 2004
Expense Variances

INTER PUBLIC GROUP

Expense	Impact on Margin
▪ Professional fees	~ 110 bps
→ Sarbanes-Oxley	~ 50 bps
→ Shared Services	~ 20 bps
→ Other fees	~ 40 bps
▪ Expense from previous acquisition accounted for as compensation	~ 40 bps
▪ Currency and out-of-pocket	~ 33 bps

Key Drivers of Incremental Margin Growth

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Corporate Initiatives in:

- Shared Services
- Information Technology
- Purchasing
- Real Estate

Shared Services

INTER PUBLIC GROUP

- Key enterprise initiative
  - Primary system for Finance, HR and T&E
  - Sarbanes-Oxley facilitation
- Significant cost savings goals
  - Headcount reduction
  - Licensing, maintenance and support reductions
  - Lower audit fees
- Enhance business information

Shared Services

- Leverage and transform existing Omaha center
  - → Currently 1/3rd transactions and all payroll in U.S.
  - → Migrate to scalable environment
- UK – 2005 launch
  - → Same environment and chart of accounts as U.S.
  - → Migrate 70+ separate UK reporting entities
- Europe – 2005/2006
  - → "Country-centric" roll-out
- Project Deadwood
  - → Seeks to significantly reduce number of legal entities

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Information Technology

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PUBLIC
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- Operations
  - Migrating all major units to three IT centers
  - Consolidating network/internet hubs across agencies
  - Consolidating help desks
- Applications
  - Replaced 17 multi-agency production systems with single integrated system
  - Standardizing PC desktops
- IT Procurement
  - Consolidated desktop software buying
  - Reached global agreement with two major hardware vendors
  - Working to raise discounts on all hardware purchases and to lower data connectivity costs

Purchasing

Goal: Realize the benefit of IPG's consolidated purchasing power

- Initial big-three focus: travel, telecom, supplies
  - → Several hundred million dollar annual spend
  - → Unit CFO's aligned on targets
- Nearly completed U.S. travel consolidation
  - → Increased preferred provider airline discounts
  - → Lowered ticketing costs and agency fees
- Negotiated lower pricing on temp help, air shipment and copier leases
- Renegotiated multiple telecom service contracts
- Rolling out U.S. effort in UK and Europe

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Real Estate

Goal: Reduce square foot per employee from 326 to 225-250 in 5 years

- Global planning for all major cities complete
- Excess space reduction
  - → Down 25% in U.S. through June 30, 2004
- Office consolidation underway
  - → Sydney-Shanghai eliminated 8 sites
  - → Los Angeles down to 4 sites from 15 by Fall
  - → New York headquarters to 1 site from 3 completed
  - → Improved strategic positioning
    - Facilitates collaboration
    - Supports shared services
    - Adds negotiating strength
- Regional real estate partnerships established
  - → Lease recasting
  - → Lease early renewal

INTER PUBLIC GROUP

The Cost Reduction Opportunity

INTER
PUBLIC
GROUP

In aggregate, these cost initiatives represent sufficient savings to allow us to meet our stated margin metric objective with only nominal revenue growth

INTER
PUBLIC
GROUP

A Turnaround in Progress

Previous Culture Created Legacy Issues

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Acquisition culture resulted in:

- Portfolio of powerful brands
- Creation of new brands with future potential
- Unique capabilities

- Loss of management focus
- Earnout mentality
- Failure to integrate effectively
- "Silo" mentality
  - → Less than 15% of clients used more than one Interpublic resource
- Redundant infrastructure
  - → Costly
  - → Ineffective controls
  - → Poor management of information

Aggressively Resolved Legacy Issues

INTER
PUBLIC
GROUP

- Divested non-strategic assets and investments
- Near resolution of shareholder litigation
- Creating centralized and integrated systems
- Heightened collaboration between business units
- Strengthened company's financial condition

Keys to Execution

INTER PUBLIC GROUP

- Successfully implement cost saving initiatives
- Continue to build on organic revenue trend
- Nurture and assist new leadership in restoring business unit strength
- Further upgrade financial management
- Create culture of financial discipline

Key Metrics

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Metric	Status
• Peer-level Organic Growth	Closing peer gap
• Competitive 12-15% Operating Margin	Work in progress -- achievable with identified cost initiatives*
• Debt to Capital < 50%	46.5%**
• Debt to EBITDA < 2.0x	From 3.1x in 2003 to 2.7x**
• Interest Coverage > 8.0x	From 4.7x in 2003 to 4.9x**

* Achievable with identified cost initiatives accompanied by nominal revenue growth

** Debt to Capital on June 30, 2004. Debt to EBITDA and Interest Coverage as of June 30, 2004 for the last twelve months. For detailed reconciliation see the appendix to this presentation

INTER PUBLIC GROUP

Appendix

Reconciliation of Revenue Change

($ in Millions)

	Q1 '03		Q2 '03		Q3 '03		Q4 '03		Q1 '04		Q2 '04	
	$	% Change	$	% Change	$	% Change	$	% Change	$	% Change	$	% Change
Prior Period Revenue	$ 1,319.0		$ 1,490.4		$ 1,386.8		$ 1,541.3		$ 1,315.7		$ 1,499.4	
Foreign Exchange Impact	56.5	4.1%	65.7	4.2%	66.4	4.7%	80.7	5.2%	66.3	5.1%	24.7	1.7%
Acquisitions/Dispositions	8.7	0.6%	(4.4)	(0.2%)	(6.4)	(0.5%)	-	0.0%	(18.4)	(1.4%)	(20.8)	(1.4%)
Reclassifications (Out of Pocket)	12.9	1.1%	15.2	1.1%	15.9	1.2%	25.0	1.6%	38.9	2.9%	36.6	2.4%
Organic	(81.4)	(6.0%)	(67.5)	(4.5%)	(43.8)	(3.1%)	(17.6)	(1.1%)	(7.4)	(0.6%)	4.2	0.3%
Current Period Revenue	$ 1,315.7	(0.2%)	$ 1,499.4	0.6%	$ 1,418.9	2.3%	$ 1,629.4	5.7%	$ 1,395.1	6.0%	$ 1,544.1	3.0%

INTER PUBLIC GROUP

Coverage Ratio Calculations

INTER PUBLIC GROUP

($ in Millions)

	Full Year 12/31/2003	Rolling 4 Quarters 06/30/2004
EBITDA calculation:		
Net Loss	(451.7)	(452.1)
Income from Discontinued Operations	(101.2)	(89.1)
Total Other Income (Expense)	321.2	299.2
Taxes	254.0	243.8
Net Equity Interests	29.9	25.6
Operating Income	52.2	27.4
Depreciation & amortization	277.9	262.7
Restructuring programming charges in O & G	16.5	26.8
Restructuring Charges	175.6	146.8
Long-Lived Asset Impairments	286.9	273.5
Motorsports Contract Termination	-	80.0
EBITDA (1)	809.1	816.2
Debt	2,474.3	2,224.1
Interest expense	172.8	165.4
Debt to EBITDA (2)	3.1	2.7
Interest Coverage (3)	4.7	4.9

(1) EBITDA= Operating Income excluding Restructuring Program Charges, Long-lived Asset Impairment and Motorsports Contract Termination plus depreciation and amortization

(2) Debt to EBITDA= Debt at the end of period/EBITDA for rolling 4 quarters

(3) Interest Coverage = EBITDA/Interest Expense for rolling 4 quarters

EBITDA as used in the ratios above represents operating income less depreciation and amortization. This calculation of EBITDA may differ from the calculation used by other companies who may employ net income as "earnings" for these purposes. In calculating the ratios above, the Company has further excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the Company's ongoing operations. Accordingly, comparability to like measures may be limited. The Company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and Motorsports charges as well. The Company uses this non-GAAP adjusted earnings measure as a financial performance metric because we believe this is useful in analyzing and trending the performance of our business. This non-GAAP adjusted earnings measure does not represent a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP") and for these purposes should not be considered as an alternative to net income as a measure of performance. We believe that the closest GAAP measure of financial performance to this non-GAAP adjusted earnings measure is net income and, as such, have provided a reconciliation to net income, together with a reconciliation to operating income.

Comparative Operating Margin Analysis - Reconciliation

INTER PUBLIC GROUP

	June YTD 2004	Margin %	June YTD 2003	Margin %
Revenue	$ 2,939.2	100.0%	$ 2,815.1	100.0%
Salary & Related Expenses	$ 1,767.8	60.1%	$ 1,733.1	61.6%
Office & General Expenses ex. Restruct.	$ 959.8	32.7%	$ 892.8	31.7%
Op Expenses before Below Charges	$ 2,727.6	92.8%	$ 2,625.9	93.3%
Op Inc before Below Charges	$ 211.6	7.2%	$ 189.2	6.7%
Restructuring Charges	$ 64.6	2.2%	$ 94.4	3.3%
Restructuring program charges in O&G	$ 10.3	0.4%	$ -	0.0%
Long-Lived Asset Impairment	$ 8.6	0.3%	$ 22.1	0.8%
Motorsports Contract Termination	$ 80.0	2.7%	$ -	0.0%
Operating Income (Loss)	$ 48.1	1.6%	$ 72.7	2.6%
Investment Impairment	$ (3.2)	-0.1%	$ (12.5)	-0.4%
Other Income (Loss)	$ (54.0)	-1.8%	$ (66.7)	-2.4%
Gain/(Loss) before Income Taxes	$ (9.1)	-0.3%	$ (6.5)	-0.2%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairment, and the Motorsports contract termination charge because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairment and motorsports charges as well.

Certain Non-GAAP Financial Measures

INTER PUBLIC GROUP

Organic Revenue. We derive organic revenue by adjusting reported revenue in respect of any given period by:

- excluding the impact of foreign currency effects over the course of the period to provide revenues on a constant currency basis; and
- excluding the impact on reported revenue resulting from acquisitions and dispositions that were consummated after the first day of the year prior to the given period.

Additionally, organic revenue calculations for the quarter have been adjusted to make 2004 organic revenue principally arising from public relations and sporting event arrangements more directly comparable to organic revenue arising from public relations and sporting event arrangements in periods preceding January 1, 2004. If these adjustments had been made to revenue for prior periods, there would have been neither a material effect on results in prior periods nor any effect whatsoever on operating or net income. These adjustments relate to "grossing up" revenues and expenses by the same amount, in connection with the reimbursement of certain out of pocket expenses relating to public relations and sporting event arrangements.

Management believes that discussing organic revenue, giving effect to the above factors, provides a better understanding of the Company's revenue performance and trends than reported revenue because it allows for more meaningful comparisons of current-period revenue to that of prior periods. Management also believes that organic revenue determined on a generally comparable basis is a common measure of performance in the businesses in which it operates. For the same reasons, management makes analogous adjustments to office and general expenses, which expenses, as adjusted, are a Non-GAAP measure.

Constant Currency. When the Company discusses amounts on a constant currency basis, the prior period results are adjusted to remove the impact of changes in foreign currency exchange rates during the current period that is being compared to the prior period. The impact of changes in foreign currency exchange rates on prior period results is removed by converting the prior period results into U.S. dollars at the average exchange rate for the current period. Management believes that discussing results on a constant currency basis allows for a more meaningful comparison of current-period results to such prior-period results.

Net Debt. Net debt as of any given date is total debt as reported at that date less total cash and cash equivalents as of that date. Management believes that discussing net debt is useful because it provides a more complete picture of the Company's liquidity position.

Cautionary Statement

This Investor Presentation contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, accelerating organic growth, attracting and retaining key employees, strengthening Interpublic's financial condition, improving financial reliability, accountability and transparency, and driving margin improvement. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such risk factors include, but are not limited to, the following:

- risks associated with the effects of global, national and regional economic and political conditions;
- Interpublic's ability to attract new clients and retain existing clients;
- the financial success of Interpublic's clients;
- Interpublic's ability to retain and attract key employees;
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world;
- potential adverse effects if Interpublic is required to recognize additional impairment charges or other adverse accounting related developments;
- potential adverse developments in connection with the SEC investigation;
- potential claims relating to termination of the British Grand Prix promoters agreement and the Silverstone lease contracts;
- potential downgrades in the credit ratings of Interpublic's securities; and
- the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.
- Interpublic's ability to comply at year-end with Sarbanes-Oxley requirements for internal controls over financial reporting.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in Interpublic's 2003 Form 10-K and other SEC filings.

INTER
PUBLIC
GROUP